EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Report of FirstEnergy Corp. (“Company”) on Form 10-Q for the period ending June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony J. Alexander
Anthony J. Alexander
Chief Executive Officer

/s/ Mark T. Clark
Mark T. Clark
Chief Financial Officer
Date: August 7, 2012

EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Report of FirstEnergy Solutions Corp. (“Company”) on Form 10-Q for the period ending June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald R. Schneider
Donald R. Schneider
President
(Chief Executive Officer)

/s/ Mark T. Clark
Mark T. Clark
Chief Financial Officer
Date: August 7, 2012

EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Report of Ohio Edison Company (“Company”) on Form 10-Q for the period ending June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles E. Jones
Charles E. Jones
President
(Chief Executive Officer)

/s/ Mark T. Clark
Mark T. Clark
Chief Financial Officer
Date: August 7, 2012

EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Report of Jersey Central Power & Light Company (“Company”) on Form 10-Q for the period ending June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald M. Lynch
Donald M. Lynch
President
(Chief Executive Officer)

/s/ Marlene A. Barwood
Marlene A. Barwood
Controller
(Chief Financial Officer)
Date: August 7, 2012